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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 18, 2000


                                    EGL, INC.
             (Exact name of registrant as specified in its charter)


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
            TEXAS                       000-27288                 76-0094895
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)
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    15350 VICKERY DRIVE, HOUSTON, TEXAS                                77032
  (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (281) 618-3100


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  On October 2, 2000, EGL, Inc., a Texas corporation ("EGL"), completed the acquisition of Circle International Group, Inc., a Delaware corporation ("Circle"), pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of July 2, 2000 (the "Merger Agreement") among EGL, EGL Delaware I, Inc., a Delaware corporation and wholly owned subsidiary of EGL ("Merger Sub"), and Circle. Pursuant to the Merger Agreement, Merger Sub was merged (the "Merger") with and into Circle, with Circle surviving as a wholly owned subsidiary of EGL. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and as a "pooling of interests" for accounting and financial reporting purposes.

                  As a result of the Merger, each share of Circle's common stock, par value $1.00 per share ("Circle Common Stock"), issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Circle, EGL or Merger Sub) has been converted into the right to receive one validly issued, fully paid and nonassessable share of EGL's common stock, par value $0.001 per share ("EGL Common Stock"). In the aggregate, EGL is issuing approximately 17,933,160 shares of EGL Common Stock in exchange for the issued and outstanding shares of Circle Common Stock and expects to assume options exercisable for up to 1,147,952 shares of EGL Common Stock. The exchange ratio of one share of EGL Common Stock for each share of Circle Common Stock was determined by arms-length negotiations between EGL and Circle.

                  Circle, the common stock of which was previously publicly traded, is a leader in providing transportation and integrated logistics services for the international movement of goods and the furnishing of value-added information, distribution and inventory management services to customers worldwide. Circle is principally engaged in international air and ocean freight forwarding, customs brokerage and logistics. Circle provides value-added services in addition to those customarily provided by traditional air freight forwarders, ocean freight forwarders and customs brokers. These services are designed to provide global logistics solutions for customers in order to streamline their supply chain, reduce their inventories, improve their logistics information, enhance their profitability and provide them with more efficient and effective international distribution strategies. Circle's global services are supplied through its network of over 300 offices, agents and distribution centers located in over 100 countries on six continents. EGL currently intends to continue these business activities of Circle.

                  There were no material relationships between EGL and Circle prior to the consummation of the Merger. In accordance with the terms of the Merger Agreement, Peter Gibert became a member of the Board of Directors of EGL at the effective time of the Merger.

                  A press release announcing the completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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ITEM 5. OTHER EVENTS.

                  At a meeting held on September 18, 2000, EGL's stockholders approved an amendment to EGL's Second Amended and Restated Articles of Incorporation to increase the authorized number of shares of EGL Common Stock from 100,000,000 to 200,000,000, a proposal to amend EGL's long-term incentive plan to increase the number of shares authorized for issuance under the plan by 3,000,000 shares and a proposal to amend EGL's employee stock purchase plan to increase the the number of shares authorized for issuance under the plan by 250,000. On September 18, 2000, EGL filed Articles of Amendment to its Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas. The Second Amended and Restated Articles of Incorporation, as so amended, are filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The following consolidated financial statements of Circle and independent auditors' report set forth in Circle's Annual Report on Form 10-K for the year ended December 31, 1999 are filed as Exhibit 13.1 to this Current Report on Form 8-K and are incorporated herein by reference:

                  Consolidated Income Statements for the years ended December 31, 1999, 1998 and 1997.

                  Consolidated Balance Sheets, December 31, 1999 and 1998.

                  Consolidated Statements of Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997.

                  Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997.

                  Notes to Consolidated Financial Statements.

                  Independent Auditors' Report

                  The following condensed consolidated financial statements of Circle set forth in Circle's Form 10-Q for the quarter ended June 30, 2000 are filed as Exhibit 13.2 to this Current Report on Form 8-K and are incorporated herein by reference:

                  Condensed Consolidated Income Statements for the three and six months ended June 30, 2000 and 1999 (unaudited).

                  Condensed Consolidated Balance Sheets, June 30, 2000 and December 31, 1999 (unaudited).


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                  Condensed Consolidated Statements of Cash Flows for the six
                  months ended June 30, 2000 and 1999 (unaudited).

                  Notes to Condensed Consolidated Financial Statements (unaudited).

                  (b) PRO FORMA FINANCIAL INFORMATION.

                  The following pro forma financial information of EGL giving effect to the Merger is filed as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated herein by reference:

                  Unaudited Pro Forma Condensed Combined Financial Statements.

                  Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2000.

                  Unaudited Pro Forma Condensed Combined Statement of Income for the Six Months Ended June 30, 2000 and 1999.

                  Unaudited Pro Forma Condensed Combined Statements of Income for the Years Ended December 31, 1999, 1998 and 1997.

                  Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                  (c) EXHIBITS.

                  2.1 Agreement and Plan of Merger dated as of July 2, 2000 among EGL, EGL Delaware I, Inc. and Circle (filed as Annex A to EGL's Registration Statement on Form S-4 (Registration No. 333-42310) and incorporated herein by reference).

                  4.1 Second Amended and Restated Articles of Incorporation of EGL, as amended.

                  13.1 Audited Financial Statements of Circle, excerpted from pages F-1 through F-17 of the Circle Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the Securities and Exchange Commission on March 30, 2000, and excerpted from page F-1 of the Amendment to the Circle Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 6, 2000.

                  13.2 Unaudited Interim Financial Statements of Circle, excerpted from pages 3 through 8 of the Circle Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 and filed with the Securities and Exchange Commission on August 8, 2000.


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                  20.1     Unaudited Pro Forma Condensed Combined Financial
                           Statements and the Notes thereto of EGL, excerpted from pages 66 through 74 of the Joint Proxy Statement/Prospectus, which was first mailed to stockholders of EGL and Circle on or about August 14, 2000.

                  23.1     Consent of Deloitte & Touche LLP.

                  99.1     Press Release dated October 2, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EGL, INC.


Date: October 6, 2000                         By:  /s/ Elijio V. Serrano
                                                   -----------------------------
                                                      Elijio V. Serrano
                                                      Chief Financial Officer


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 2.1 Agreement and Plan of Merger dated as of July 2, 2000 among EGL, EGL Delaware I, Inc. and Circle (filed as Annex A to EGL's Registration Statement on Form S-4 (Registration No. 333-42310) and incorporated herein by reference).

 4.1 Second Amended and Restated Articles of Incorporation of EGL, as amended.

 13.1 Audited Financial Statements of Circle, excerpted from pages F-1 through F-17 of the Circle Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the Securities and Exchange Commission on March 30, 2000, and excerpted from page F-1 of the Amendment to the Circle Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 6, 2000.

 13.2 Unaudited Interim Financial Statements of Circle, excerpted from pages 3 through 8 of the Circle Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 and filed with the Securities and Exchange Commission on August 8, 2000.

 20.1 Unaudited Pro Forma Condensed Combined Financial Statements and the Notes thereto of EGL, excerpted from pages 66 through 74 of the Joint Proxy Statement/Prospectus, which was first mailed to stockholders of EGL and Circle on or about August 14, 2000.

 23.1             Consent of Deloitte & Touche LLP.

 99.1             Press Release dated October 2, 2000.
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